SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008 (June 11, 2008)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

MBIA Inc. (“MBIA” or the “Company”) issued two press releases on June 11, 2008. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto.

The information in both of the press releases is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.     OTHER EVENTS.

The following information is being filed pursuant to Item 8.01 – Other Events of Form 8-K.

On June 11, 2008, MBIA issued a press release indicating that it will re-evaluate its business strategies and capital deployment plans, including the deployment of the $900 million proceeds of its February 13, 2008 public offering that is being held at the Company. The Company indicated that a high priority is actively pursuing opportunities to support the bond insurance market as a whole in conjunction with the New York State Insurance Department and other stakeholders.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release issued by MBIA Inc. dated June 11, 2008.

99.2	Press Release issued by MBIA Inc. dated June 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date:	June 16, 2008

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated June 16, 2008

Exhibit 99.1	Press Release issued by MBIA Inc. dated June 11, 2008.

Exhibit 99.2	Press Release issued by MBIA Inc. dated June 11, 2008.